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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): July 31, 1998



                              STARBASE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                      0-25612               33-0567363
 (State or Other Jurisdiction of (Commission File Number)  (I.R.S. Employer
         Incorporation)                                     Identification No.)


       4 Hutton Centre Dr., Suite 800
            Santa Ana, California                             92707
  (Address of Principal Executive Offices)                  (Zip Code)

                                 (714) 445-4400
              (Registrant's telephone number, including area code)

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         This  Current  Report on Form 8-K is filed by StarBase  Corporation,  a
Delaware corporation (the "Company"), in connection with the matters described herein.

Item 5.           Other Events

         As of July 31, 1998, the Company completed a $3,000,000 private placement of an aggregate of 3,000 shares of the Company's Series G Convertible Preferred Stock, par value $0.01 per share (the "Series G Preferred Stock"). Each share of Series G Preferred Stock was offered at a subscription price of $1,000 per share to institutional investors (the "Purchasers"). Each share of Series G Preferred Stock is convertible into a share or shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"). The Series G Preferred Stock also provides the Company with a redemption option and allows for periodic conversions of portions of the outstanding Series G Preferred Stock commencing 121 days after the issuance date of the Series G Preferred Stock. Any shares of Series G Preferred Stock outstanding on the second anniversary of the issuance date must be converted into Common Stock. Upon the Company's request, the Purchasers may purchase in the aggregate up to an additional 3,000 shares of Series G Preferred Stock. The proceeds of the offering will be used for general working capital purposes.

         In connection with the issuance of the Series G Preferred Stock, the Company agreed to issue warrants to the Purchasers if at any time the closing bid price of the Common Stock is less than 50% of the conversion price as at the issuance date. The exercise price for the warrants shall be equal to the closing bid price of the Common Stock on the date the closing bid price was less than 50% of the conversion price as at the issuance date.

         The Series G Preferred Stock were offered to the Purchasers in compliance with Section 4(2) of the Securities Act of 1933, as amended (the "Act"), who are "accredited investors" (as such term is defined in Regulation D of the Act). The shares of Common Stock issuable upon the conversion of the Series G Preferred Stock have not been registered under the Act and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Act.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

4.1      Form of Stock Purchase Agreement

4.2      Certificate of Designation

4.3      Form of Registration Rights Agreement

4.4      Form of Warrant


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 17, 1998
                                               STARBASE CORPORATION


                                               By:  /s/ Douglas S. Norman
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                                                    Douglas S. Norman
                                                    Director of Finance
                                                    Chief Accounting Officer


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                                  EXHIBIT INDEX



Exhibit No.       Description
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4.1      Form of Stock Purchase Agreement

4.2      Certificate of Designation

4.3      Form of Registration Rights Agreement

4.4      Form of Warrant
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